UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2011 Annual Report to Shareholders

DWS Global Inflation Fund (formerly DWS Global Inflation Plus Fund)

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Consolidated Portfolio Summary
15 Consolidated Investment Portfolio
21 Consolidated Statement of Assets and Liabilities
23 Consolidated Statement of Operations
24 Consolidated Statement of Changes in Net Assets
25 Consolidated Financial Highlights
30 Notes to Consolidated Financial Statements
45 Report of Independent Registered Public Accounting Firm
46 Tax Information
47 Investment Management Agreement Approval
52 Summary of Management Fee Evaluation by Independent Fee Consultant
56 Board Members and Officers
61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. If interest rates rise due to reasons other than inflation, the fund's investment in inflation linked bonds may not be fully protected from the effects of rising interest rates. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Overview of Market and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The fund's Class A shares produced a total return of 9.11% for the 12 months ended September 30, 2011. The fund's benchmark, the Barclays Capital U.S. Treasury: U.S. TIPS Index, produced a total return of 9.87% for the same period.1 The average return for the Morningstar Inflation- Protected Bond Funds category for the 12 months was 7.63%.2

The strong absolute return of Treasury Inflation-Protected Securities (TIPS) over the period reflects the decline in overall interest rates over the fiscal year, rather than any uptick in inflation expectations. Early in the period, economic data appeared to show signs of strengthening and there was a significant rise in rates from historically low levels all along the yield curve.3,4 As the year 2011 opened, the economy continued to show signs of improvement, and rates continued to rise modestly along the length of the yield curve. However, there was substantial volatility in rates as the markets attempted to digest unsettling news, most notably of political unrest in the Middle East and a catastrophic earthquake and tsunami in Japan. Despite accommodative monetary policy, weakness in employment and housing continued to raise concerns over the possibility of a dip into a second recession. In addition, the threat of a default by Greece on its sovereign debt hung over the global credit markets for the last several months of the period.5 Markets feared the direct impact a default could have on European banks, with spillover effects into the global economy. In the United States, a fractious debate over raising the debt ceiling and the subsequent downgrading of the U.S. credit rattled investor confidence. Noting this backdrop, the U.S. Federal Reserve Board (the Fed) announced its intention to leave short-term rates at essentially zero through 2013. The result was declining overall interest rates and a sharp decline in rates on longer maturities late in the fiscal period.

For the full 12 months, interest rates fell along the entire Treasury yield curve. To illustrate, the 2-year yield declined from 0.42% to 0.25%, the 5-year from 1.27% to 0.96%, the 10-year from 2.53% to 1.52% and the 30-year from 3.69% to 2.90%.

How Inflation-Indexed Bonds Work

An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States are TIPS. With TIPS, both the value of the interest income and principal paid on the security are adjusted to track changes in the Consumer Price Index for All Urban Consumers (CPI-U) or comparable inflation index.6 Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIPS is greater than the one before it. In periods of deflation, the opposite is true.7 When TIPS mature, investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.
Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.
If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).
If inflation is 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).
If there was 3% deflation (or a general decline in prices often the result of a reduction in the supply of money or credit) in the third year, the face value would be adjusted downward to $1,029.07 ($1,060 x 0.97).

The example above is hypothetical and is not intended to represent performance of any DWS fund. Actual rates of return and inflation cannot be predicted and will fluctuate.

Positive Contributors to Performance

During the period, a variety of factors led to significant volatility in inflation expectations. As a result, the breakeven rate for TIPS — the incremental yield offered by traditional Treasuries vs. comparable-maturity TIPS — fluctuated significantly. The "breakeven rate" for a TIP refers to the inflation percentage that would be necessary over the remaining life of the bond to make up for the lower interest rate paid vs. a comparable maturity U.S. Treasury security. Typically inflation-linked investments will outperform traditional bonds when the market's expected inflation rate increases and drives breakeven rates higher. They will generally underperform when inflation expectations decrease and cause breakeven rates to fall. As the breakeven rate on TIPS became more or less attractive, we traded in and out of positions in U.S. Treasuries throughout the period, adding modestly to returns for the full period.

Negative Contributors to Performance

Early in the period, the fund was positioned based on a positive outlook for economic growth, and was diversified into such holdings as real estate investment trusts and other non-U.S. Treasury investments. The fund also utilized a derivatives-based strategy to gain exposure to currencies that normally benefit from rising commodity prices. During the first few months, these investments and investment techniques performed well, as did slightly shorter duration holdings relative to the index.8 However, beginning in late April, many of these investments and strategies began to hurt performance as a "flight to quality" dynamic emerged that benefited U.S. Treasury securities. In particular, rumblings of a potential slowdown in Chinese and other emerging-market growth had a negative impact on the commodity-linked currency strategy. The rally in nominal U.S. Treasury rates also benefited TIPS and outweighed the contributions from the fund's other investments.

As part of our approach, we seek to enhance total returns by employing a global tactical asset allocation (GTAA) strategy. In addition to the fund's main investment strategy, portfolio management seeks to enhance returns by employing a GTAA strategy which attempts to take advantage of inefficiencies within global bond and currency markets. This strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts and over-the-counter forward currency contracts.9 For the 12 months ended September 30, 2011, the GTAA strategy was a modest negative factor in the fund's return.

Outlook and Positioning

We believe the timetable for resolving the debt issues in Europe is likely to be protracted and that could contribute to the risk of a global recession as developed market governments wrestle with balancing their budgets. As of the end of September 30, 2011, 10-year TIPS were pricing in inflation of approximately 1.9%. Given the downside risks to the economy, we believe this reflects a relatively full valuation and maintain a position in nominal Treasuries in the 10-year maturity range. As of the end of September 30, 2011 the fund was also close to 20% in commodity-linked exposure, REITs and other categories that should perform well on an absolute and relative basis should inflation rise.10 With respect to the fund's core TIPS position, we are currently focusing more on recent issues that are trading closer to par value. We view this focus as a measure of protection should deflation fears emerge and market interest in older TIPS decline with embedded principal gains from past inflationary periods.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Inflation Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the portion of assets allocated to the fund's global tactical asset allocation overlay strategy. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

William Chepolis, CFA

Eric S. Meyer, CFA

John D. Ryan

Ohn Choe, CFA

Darwei Kung

Portfolio Managers, Deutsche Investment Management Americas Inc.

Robert Wang

Thomas Picciochi

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays Capital U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar- denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 Source: Morningstar, Inc. Inflation-protected bond portfolios invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

3 Treasury Inflation-Protected Securities are Treasury securities that seek to protect investors from the negative effects of inflation. As such, these securities are indexed to inflation.

4 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

5 Sovereign debt refers to government bonds issued in foreign currency.

6 The Consumer Price Index for All Urban Consumers (CPI-U) measures the change in the prices of a basket of goods and services purchased by consumers in highly populated areas.

7 Inflation is the rate at which the price of goods and services is rising, while deflation is a general decline in prices, usually the result of a reduction in the money supply or credit.

8 Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

9 Currency forward contracts lock in the price at which a currency can be purchased or sold on a future date.

10 "Absolute return" is the return, expressed as a percentage, which an asset achieves over a certain period of time. "Relative return" is the return a security achieves over a period of time compared to a benchmark.

Performance Summary September 30, 2011
Average Annual Total Returns as of 9/30/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	9.11%	7.08%	6.23%	5.57%
Class B	8.31%	6.28%	5.43%	4.78%
Class C	8.21%	6.27%	5.41%	4.78%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	6.11%	6.09%	5.64%	5.10%
Class B (max 4.00% CDSC)	5.31%	5.68%	5.27%	4.78%
Class C (max 1.00% CDSC)	8.21%	6.27%	5.41%	4.78%
No Sales Charges
Class S	9.41%	7.36%	6.46%	5.77%
Institutional Class	9.42%	7.35%	6.50%	5.84%
Barclays Capital U.S. Treasury: U.S. TIPS Index+	9.87%	8.13%	7.09%	6.40%

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 1.05%, 1.86%, 1.80%, 0.94% and 0.68% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Inflation Fund — Class A [] Barclays Capital U.S. Treasury: U.S. TIPS Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

+ The Barclays Capital U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/11	$11.11	$11.23	$11.24	$11.07	$11.07
9/30/10	$10.39	$10.51	$10.52	$10.36	$10.36
Distribution Information: Twelve Months as of 9/30/11: Income Dividends	$.23	$.15	$.15	$.25	$.26

Morningstar Rankings — Inflation-Protected Bond Funds Category as of 9/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	41	of	191	21
3-Year	106	of	154	68
5-Year	80	of	131	61
Class B 1-Year	81	of	191	42
3-Year	125	of	154	81
5-Year	110	of	131	84
Class C 1-Year	90	of	191	47
3-Year	126	of	154	81
5-Year	111	of	131	84
Class S 1-Year	20	of	191	10
3-Year	85	of	154	55
5-Year	59	of	131	45
Institutional Class 1-Year	19	of	191	10
3-Year	86	of	154	56
5-Year	56	of	131	42

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, C and S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2011 to September 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended September 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,070.30	$1,066.60	$1,066.60	$1,071.80	$1,071.90
Expenses Paid per $1,000*	$4.72	$8.60	$8.60	$3.43	$3.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,020.51	$1,016.75	$1,016.75	$1,021.76	$1,021.91
Expenses Paid per $1,000*	$4.61	$8.39	$8.39	$3.35	$3.19

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Inflation Fund	.91%	1.66%	1.66%	.66%	.63%

For more information, please refer to the Fund's prospectus.

Consolidated Portfolio Summary
Asset Allocation (As a % of Consolidated Investment Portfolio excluding Securities Lending Collateral)	9/30/11	9/30/10

Government & Agency Obligations	88%	91%
Short-Term U.S. Treasury Obligations	6%	2%
Cash Equivalents	3%	3%
Collateralized Mortgage Obligations	1%	1%
Common Stocks	1%	—
Asset-Backed	1%	1%
Corporate Bonds	—	2%
	100%	100%

Quality (Excludes Cash Equivalents, Short-Term U.S. Treasury Obligations and Securities Lending Collateral)	9/30/11*	9/30/10

AAA	8%	97%
AA	92%	—
A	—	2%
Not Rated	0%	1%
	100%	100%

Interest Rate Sensitivity	9/30/11	9/30/10

Effective Maturity	7.1 years	9.6 years
Effective Duration	7.0 years	8.2 years

* Reflects the downgrade of U.S. debt credit rating from AAA to AA+ by Standard & Poor's in August 2011.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset Allocation, Quality and Interest Rate Sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Consolidated Investment Portfolio as of September 30, 2011

	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 0.1%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017	184,562	185,114
Federal National Mortgage Association, 9.0%, 3/1/2020	65,371	71,724
Total Mortgage-Backed Securities Pass-Throughs (Cost $260,391)		256,838

Asset-Backed 0.7%
Credit Card Receivables 0.4%
Discover Card Master Trust, "A2", Series 2007-A2, 0.687%*, 6/15/2015	1,000,000	1,003,380
Home Equity Loans 0.3%
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.369%*, 1/15/2037	982,955	694,470
Total Asset-Backed (Cost $1,698,431)		1,697,850

Collateralized Mortgage Obligations 1.4%
Federal National Mortgage Association:
"FJ", Series 2003-45, 1.722%*, 6/25/2033	1,162,224	1,194,730
"SA", Series 2003-30, Interest Only, 7.415%***, 10/25/2017	2,628,199	107,221
"MS", Series 2007-97, 14.237%*, 12/25/2031	558,656	578,192
Residential Asset Securitization Trust, "1A2", Series 2003-A15, 0.685%*, 2/25/2034	1,493,566	1,327,731
Total Collateralized Mortgage Obligations (Cost $3,324,626)		3,207,874

Government & Agency Obligations 86.2%
U.S. Treasury Obligations
U.S. Treasury Bond, 3.75%, 8/15/2041	3,000,000	3,492,660
U.S. Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028 (a)	6,470,220	7,495,349
2.125%, 2/15/2040	6,793,995	8,620,411
2.5%, 1/15/2029 (a)	22,097,040	28,368,799
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2016	28,658,374	29,609,918
0.5%, 4/15/2015	10,424,700	10,847,390
0.625%, 4/15/2013 (a)	8,550,640	8,708,297
0.625%, 7/15/2021	12,028,320	12,554,559
1.125%, 1/15/2021	16,007,470	17,471,897
1.25%, 4/15/2014	11,208,645	11,743,678
1.375%, 7/15/2018	10,476,500	11,609,272
1.375%, 1/15/2020	18,804,780	20,933,538
1.625%, 1/15/2018 (a)	13,587,462	15,202,033
U.S. Treasury Notes:
2.125%, 8/15/2021	4,000,000	4,070,640
3.625%, 2/15/2020	10,000,000	11,543,750
Total Government & Agency Obligations (Cost $193,837,835)		202,272,191

Short-Term U.S. Treasury Obligations 5.6%
U.S. Treasury Bills:
0.01%**, 3/8/2012 (b)	48,000	47,991
0.035%**, 3/29/2012	500,000	499,912
0.069%**, 5/31/2012	1,500,000	1,499,295
0.087%**, 7/26/2012 (c)	4,000,000	3,997,336
0.089%**, 3/8/2012 (c)	4,120,000	4,119,192
0.09%**, 9/20/2012	2,000,000	1,998,224
0.094%**, 8/23/2012 (c)	1,000,000	999,141
Total Short-Term U.S. Treasury Obligations (Cost $13,160,816)		13,161,091

	Shares	Value ($)

Common Stocks 1.3%
Financials
American Capital Agency Corp. (REIT) (a)	91,000	2,466,100
American Capital Mortgage Investment Corp.	30,000	501,000
Total Common Stocks (Cost $3,198,775)		2,967,100

Securities Lending Collateral 16.2%
Daily Assets Fund Institutional, 0.17% (d) (e) (Cost $37,934,642)	37,934,642	37,934,642

Cash Equivalents 3.3%
Central Cash Management Fund, 0.1% (d) (Cost $7,760,614)	7,760,614	7,760,614

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $261,176,130)+	114.8	269,258,200
Other Assets and Liabilities, Net	(14.8)	(34,705,777)
Net Assets	100.0	234,552,423

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of September 30, 2011.

** Annualized yield at time of purchase; not a coupon rate.

*** These securities are shown at their current rate as of September 30, 2011.

+ The cost for federal income tax purposes was $261,553,822. At September 30, 2011, net unrealized appreciation for all securities based on tax cost was $7,704,378. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,980,283 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,275,905.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2011 amounted to $36,872,701, which is 15.7% of net assets.

(b) At September 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At September 30, 2011, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REIT: Real Estate Investment Trust

At September 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	JPY	12/9/2011	1	1,844,030	(6,628)
10 Year U.S. Treasury Note	USD	12/20/2011	5	650,469	3,281
Copper Futures	USD	11/2/2011	4	700,850	(257,162)
Federal Republic of Germany Euro-Bund	EUR	12/8/2011	59	10,788,885	6,543
Natural Gas Futures	USD	3/28/2012	4	163,880	(8,213)
United Kingdom Long Gilt Bond	GBP	12/28/2011	46	9,324,499	204,737
Total net unrealized depreciation					(57,442)

At September 30, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2011	27	2,985,579	14,862
10 Year Canadian Government Bond	CAD	12/19/2011	25	3,170,866	(69,751)
10 Year U.S. Treasury Note	USD	12/20/2011	75	9,757,031	(108,582)
2 Year U.S. Treasury Note	USD	12/30/2011	83	18,276,859	20,960
Copper Futures	USD	11/2/2011	4	700,825	184,163
Federal Republic of Germany Euro-Schatz	EUR	12/8/2011	53	7,784,114	14,205
Natural Gas Futures	USD	9/26/2012	4	171,080	8,309
Total net unrealized appreciation					64,166

At September 30, 2011, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index/Entity	Value ($) (f)
Long Positions
10/17/2011	4,515,300	1	0.23%	Dow Jones-UBS Commodity Index 3 Month Forward	(503,086)
10/17/2011	8,027,200	2	0.45%	Merrill Lynch Backwardation Momentum Long Only Excess Return Index	(981,150)
10/17/2011	46,156,400	3	0.06%	UBS Basket: Dow Jones- UBS Commodity Index 3 Month Forward and Dow Jones- UBS Commodity Index	2,781,133
10/17/2011	1,505,100	4	0.25%	Dow Jones-UBS Commodity Index 3 Month Forward	(167,708)
10/17/2011	8,027,200	5	0.46%	Citi Cubes Dow Jones-UBS Weighted Index	(870,208)
10/17/2011	8,027,200	6	0.45%	Goldman Dow Jones- UBS Commodity Excess Return E95 Strategy	(901,020)
10/17/2011	6,020,400	7	0.46%	JPMorgan Alternative Benchmark Enhanced Beta Select Excess Return Index	(676,275)
10/17/2011	3,010,200	8	0.45%	Barclays Capital Pure Beta DJ-UBSCI Excess Return Index	(327,468)
10/31/2012	298,980	2	0.0%	Natural Gas Futures Oct 2012 Underlying: Henry Hub Natural Gas Spot Price	(42,360)
Short Positions
10/17/2011	5,017,000	6	0.1%	Dow Jones-UBS Commodity Index 2 Month Forward	555,617
10/17/2011	7,525,500	7	0.05%	Dow Jones-UBS Commodity Index	859,342
10/17/2011	2,508,500	8	0.22%	Dow Jones-UBS Commodity Index	286,258
4/30/2012	288,750	2	0.0%	Natural Gas Futures Apr 2012 Underlying: Henry Hub Natural Gas Spot Price	42,930
Total net unrealized appreciation					56,005

(f) There are no upfront payments on commodity-linked swaps, therefore unrealized appreciation (depreciation) is equal to their value.

At September 30, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/9/2010 6/1/2012	6,800,000	5	0.45%	Citigroup Global Interest Rate Strategy Index	(49,205)	—	(49,205)
Counterparty: 1 Morgan Stanley 2 Merrill Lynch & Co., Inc 3 UBS AG 4 BNP Paribas 5 Citigroup, Inc 6 The Goldman Sachs & Co. 7 JPMorgan Chase Securities, Inc. 8 Barclays Bank PLC

At September 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	1,610,000	USD	1,637,579	10/18/2011	83,443	UBS AG
CHF	1,070,000	USD	1,218,068	10/18/2011	37,160	UBS AG
EUR	2,920,000	USD	3,993,947	10/18/2011	82,420	UBS AG
JPY	32,530,000	USD	424,142	10/18/2011	2,280	UBS AG
NZD	640,000	USD	523,632	10/18/2011	36,366	UBS AG
Total unrealized appreciation					241,669

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	865,975	CAD	860,000	10/18/2011	(45,662)	UBS AG
USD	441,476	GBP	280,000	10/18/2011	(4,924)	UBS AG
USD	3,489,492	NOK	19,820,000	10/18/2011	(116,131)	UBS AG
USD	470,794	SEK	3,170,000	10/18/2011	(9,233)	UBS AG
Total unrealized depreciation					(175,950)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, commodity-linked swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$—	$256,838	—	$256,838
Asset-Backed	—	1,697,850	—	1,697,850
Collateralized Mortgage Obligations	—	3,207,874	—	3,207,874
Government & Agency Obligations	—	202,272,191	—	202,272,191
Short-Term U.S. Treasury Obligations	—	13,161,091	—	13,161,091
Common Stocks	2,967,100	—	—	2,967,100
Short-Term Investments (g)	45,695,256	—	—	45,695,256
Derivatives (h)	457,060	4,766,949	—	5,224,009
Total	$49,119,416	$225,362,793	$—	$274,482,209
Liabilities
Derivatives (h)	$(450,336)	$(4,694,430)	$—	$(5,144,766)
Total	$(450,336)	$(4,694,430)	$—	$(5,144,766)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended September 30, 2011.

(g) See Consolidated Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at September 30, 2011.
Government & Agency Obligations
Balance as of September 30, 2010	$1,500,000
Net realized gain (loss)	8,946
Change in unrealized appreciation (depreciation)	(9,375)
Amortization premium/discount	429
Net purchases (sales)	(1,500,000)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of September 30, 2011	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2011	$—

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of September 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $215,480,874) — including $36,872,701 of securities loaned	$223,562,944
Investment in Daily Assets Fund Institutional (cost $37,934,642)*	37,934,642
Investment in Central Cash Management Fund (cost $7,760,614)	7,760,614
Total investments in securities, at value (cost $261,176,130)	269,258,200
Cash	10,281
Deposit with broker for futures contracts	944,160
Cash held as collateral for forward foreign currency exchange contracts	1,330,000
Receivable for investments sold	12,356,456
Receivable for Fund shares sold	1,495,340
Dividends receivable	133,400
Interest receivable	558,964
Receivable for variation margin on futures contracts	3,707
Unrealized appreciation on swap contracts	4,525,280
Unrealized appreciation on forward foreign currency exchange contracts	241,669
Due from Advisor	2,396
Other assets	29,931
Total assets	290,889,784
Liabilities
Foreign cash overdraft, at value (cost $36,793)	33,098
Payable upon return of securities loaned	37,934,642
Payable for investments purchased	8,147,337
Payable for Fund shares redeemed	5,261,122
Unrealized depreciation on swap contracts	4,518,480
Unrealized depreciation on forward foreign currency exchange contracts	175,950
Accrued management fee	79,256
Other accrued expenses and payables	187,476
Total liabilities	56,337,361
Net assets, at value	$234,552,423

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.
Consolidated Statement of Assets and Liabilities as of September 30, 2011 (continued)
Net Assets Consist of
Undistributed net investment income	4,902,124
Net unrealized appreciation (depreciation) on: Investments	8,082,070
Swap contracts	6,800
Futures	6,724
Foreign currency	69,414
Accumulated net realized gain (loss)	7,901,407
Paid-in capital	213,583,884
Net assets, at value	$234,552,423
Net Asset Value
Class A Net Asset Value and redemption price per share ($41,020,243 ÷ 3,693,786 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.11
Maximum offering price per share (100 ÷ 97.25 of $11.11)	$11.42
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,078,410 ÷ 185,086 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.23
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,522,733 ÷ 1,381,522 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.24
Class S Net Asset Value, offering and redemption price per share ($29,464,031 ÷ 2,661,750 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.07
Institutional Class Net Asset Value, offering and redemption price per share ($146,467,006 ÷ 13,232,408 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.07

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended September 30, 2011
Investment Income
Income: Interest	$8,688,930
Income distributions — Central Cash Management Fund	10,513
Dividends	301,400
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	25,188
Total income	9,026,031
Expenses: Management fee	945,160
Administration fee	236,274
Services to shareholders	120,707
Distribution and service fees	246,485
Custodian fee	34,750
Professional fees	89,126
Reports to shareholders	51,931
Registration fees	81,067
Interest expense	14,059
Trustees' fees and expenses	9,339
Other	17,525
Total expenses before expense reductions	1,846,423
Expense reductions	(86,724)
Total expenses after expense reductions	1,759,699
Net investment income (loss)	7,266,332
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	13,154,070
Swap contracts	3,091,404
Futures	877,024
Foreign currency	(1,332,427)
15,790,071
Change in net unrealized appreciation (depreciation) on: Investments	(2,490,584)
Swap contracts	277,652
Futures	143,928
Foreign currency	75,131
(1,993,873)
Net gain (loss)	13,796,198
Net increase (decrease) in net assets resulting from operations	$21,062,530

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$7,266,332	$2,865,085
Net realized gain (loss)	15,790,071	5,623,265
Change in net unrealized appreciation (depreciation)	(1,993,873)	7,380,784
Net increase (decrease) in net assets resulting from operations	21,062,530	15,869,134
Distributions to shareholders: Net investment income: Class A	(703,272)	(381,480)
Class B	(29,915)	(17,168)
Class C	(202,354)	(84,844)
Class S	(578,131)	(342,699)
Institutional Class	(3,865,060)	(1,858,324)
Total distributions	(5,378,732)	(2,684,515)
Fund share transactions: Proceeds from shares sold	97,760,173	92,852,002
Reinvestment of distributions	5,222,279	2,585,634
Payments for shares redeemed	(97,992,105)	(40,819,682)
Net increase (decrease) in net assets from Fund share transactions	4,990,347	54,617,954
Increase (decrease) in net assets	20,674,145	67,802,573
Net assets at beginning of period	213,878,278	146,075,705
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $4,902,124 and $698,657, respectively)	$234,552,423	$213,878,278

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended September 30,
Class A	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.39	$9.65	$10.09	$9.97	$9.91
Income (loss) from investment operations: Net investment incomea	.31	.15	.06	.70	.38
Net realized and unrealized gain (loss)	.64	.73	.20	(.29)	.17
Total from investment operations	.95	.88	.26	.41	.55
Less distributions from: Net investment income	(.23)	(.14)	(.45)	(.22)	(.48)
Net realized gains	—	—	(.15)	(.07)	(.01)
Tax return of capital	—	—	(.10)	—	—
Total distributions	(.23)	(.14)	(.70)	(.29)	(.49)
Net asset value, end of period	$11.11	$10.39	$9.65	$10.09	$9.97
Total Return (%)b,c	9.11	9.15	3.10	3.94	5.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	31	23	30	4
Ratio of expenses before expense reductions (%)	1.00	1.05	1.14	1.03	1.81
Ratio of expenses after expense reductions (%)	.91	.90	.91	.90	.90
Ratio of net investment income (%)	2.91	1.52	.61	6.76	3.94
Portfolio turnover rate (%)	118	237	114	91	167
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class B	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.51	$9.76	$10.13	$10.02	$9.95
Income (loss) from investment operations: Net investment incomea	.23	.07	(.01)	.62	.31
Net realized and unrealized gain (loss)	.64	.74	.20	(.29)	.17
Total from investment operations	.87	.81	.19	.33	.48
Less distributions from: Net investment income	(.15)	(.06)	(.31)	(.15)	(.40)
Net realized gains	—	—	(.15)	(.07)	(.01)
Tax return of capital	—	—	(.10)	—	—
Total distributions	(.15)	(.06)	(.56)	(.22)	(.41)
Net asset value, end of period	$11.23	$10.51	$9.76	$10.13	$10.02
Total Return (%)b,c	8.31	8.36	2.28	3.12	5.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	3	.3
Ratio of expenses before expense reductions (%)	1.81	1.86	1.96	1.89	2.58
Ratio of expenses after expense reductions (%)	1.66	1.65	1.66	1.65	1.65
Ratio of net investment income (%)	2.16	.77	(.14)	6.01	3.19
Portfolio turnover rate (%)	118	237	114	91	167
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class C	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.52	$9.76	$10.14	$10.02	$9.96
Income (loss) from investment operations: Net investment incomea	.23	.07	(.01)	.62	.31
Net realized and unrealized gain (loss)	.64	.75	.19	(.28)	.16
Total from investment operations	.87	.82	.18	.34	.47
Less distributions from: Net investment income	(.15)	(.06)	(.31)	(.15)	(.40)
Net realized gains	—	—	(.15)	(.07)	(.01)
Tax return of capital	—	—	(.10)	—	—
Total distributions	(.15)	(.06)	(.56)	(.22)	(.41)
Net asset value, end of period	$11.24	$10.52	$9.76	$10.14	$10.02
Total Return (%)b,c	8.21	8.46	2.27	3.12	4.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	14	12	10	1
Ratio of expenses before expense reductions (%)	1.73	1.80	1.89	1.83	2.46
Ratio of expenses after expense reductions (%)	1.66	1.65	1.66	1.65	1.65
Ratio of net investment income (%)	2.16	.77	(.14)	6.01	3.19
Portfolio turnover rate (%)	118	237	114	91	167
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class S	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$10.36	$9.62	$10.08	$9.96	$9.90
Income (loss) from investment operations: Net investment incomea	.34	.18	.08	.72	.40
Net realized and unrealized gain (loss)	.62	.72	.20	(.29)	.16
Total from investment operations	.96	.90	.28	.43	.56
Less distributions from: Net investment income	(.25)	(.16)	(.49)	(.24)	(.49)
Net realized gains	—	—	(.15)	(.07)	(.01)
Tax return of capital	—	—	(.10)	—	—
Total distributions	(.25)	(.16)	(.74)	(.31)	(.50)
Net asset value, end of period	$11.07	$10.36	$9.62	$10.08	$9.96
Total Return (%)b	9.41	9.44	3.35	4.04	5.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	23	19	15	5
Ratio of expenses before expense reductions (%)	.84	.94	.98	.88	1.47
Ratio of expenses after expense reductions (%)	.66	.65	.67	.70	.75
Ratio of net investment income (%)	3.16	1.77	.85	6.96	4.08
Portfolio turnover rate (%)	118	237	114	91	167
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2011	2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.36	$9.62		$10.09		$9.97		$9.91
Income (loss) from investment operations: Net investment incomea	.34	.18		.08		.73		.41
Net realized and unrealized gain (loss)	.63	.72		.19		(.29)		.16
Total from investment operations	.97	.90		.27		.44		.57
Less distributions from: Net investment income	(.26)	(.16)		(.49)		(.25)		(.50)
Net realized gains	—	—		(.15)		(.07)		(.01)
Tax return of capital	—	—		(.10)		—		—
Total distributions	(.26)	(.16)		(.74)		(.32)		(.51)
Net asset value, end of period	$11.07	$10.36		$9.62		$10.09		$9.97
Total Return (%)	9.42	9.44	b	3.31	b	4.21	b	6.05	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	146	143		90		119		27
Ratio of expenses before expense reductions (%)	.63	.68		.75		.74		1.36
Ratio of expenses after expense reductions (%)	.63	.65		.66		.65		.65
Ratio of net investment income (%)	3.19	1.77		.86		7.01		4.19
Portfolio turnover rate (%)	118	237		114		91		167
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Inflation Fund (formerly DWS Global Inflation Plus Fund) (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Global Inflation Plus Fund, a series of DWS Institutional Funds (the "Predecessor Fund"). On February 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to February 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of September 30, 2011, the Fund's investment in the Subsidiary was $14,532,221, representing 6.19% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Funds' financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of U.S. Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

During the year ended September 30, 2011, the Fund utilized approximately $3,331,000 of prior year capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2011 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$4,921,660
Undistributed long-term capital gains	$8,464,659
Net unrealized appreciation (depreciation) on investments	$7,704,378

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2011	2010
Distributions from ordinary income*	$5,378,732	$2,684,515

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity linked return based on a notional amount. For the year ended September 30, 2011, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of September 30, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2011, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $51,866,000 to $85,588,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from approximately $8,191,000 to $22,530,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2011, the Fund entered into futures contracts to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices and security indices. For the year ended September 30, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $23,473,000 to $108,942,000, and the investment in future contracts sold had a total notional value generally indicative of a range from approximately $29,627,000 to $51,255,000.

Interest Rate Swap Contracts. For the year ended September 30, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

There were no open interest rate swap contracts as of September 30, 2011. For the year ended September 30, 2011, the Fund invested in interest rate swap contracts with a total notional amount generally indicative of a range from $0 to approximately $3,600,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended September 30, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open total return swap contracts as of September 30, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2011, the Fund invested in total return swap contracts with a total notional amount generally indicative of a range from approximately $6,800,000 to $20,800,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended September 30, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2011 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,797,000 to $29,884,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,268,000 to $26,561,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2011 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$264,588	$264,588
Commodity Contracts (a)	—	4,525,280	192,472	4,717,752
Foreign Exchange Contracts (b)	241,669	—	—	241,669
	$241,669	$4,525,280	$457,060	$5,224,009

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts. Futures contracts amount includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(49,205)	$(184,961)	$(234,166)
Commodity Contracts (a)	—	(4,469,275)	(265,375)	(4,734,650)
Foreign Exchange Contracts (b)	(175,950)	—	—	(175,950)
	$(175,950)	$(4,518,480)	$(450,336)	$(5,144,766)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts. Futures contracts amount includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2011 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(340,474)	$820,360	$479,886
Commodity Contracts (a)	—	2,913,283	56,664	2,969,947
Foreign Exchange Contracts (b)	(1,305,218)	518,595	—	(786,623)
	$(1,305,218)	$3,091,404	$877,024	$2,663,210

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions) and swaps
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$241,837	$216,831	$458,668
Commodity Contracts (a)	—	35,815	(72,903)	(37,088)
Foreign Exchange Contracts (b)	68,843	—	—	68,843
	$68,843	$277,652	$143,928	$490,423

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $205,068,582 and $192,899,669, respectively. Purchases and sales of U.S. Treasury obligations aggregated $57,246,461 and $54,903,492, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor. As subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's daily average net assets.

For the period from October 1, 2010 through January 31, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2011, the Administration Fee was $236,274, of which $19,814 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2011
Class A	$15,254	$14,952	$302
Class B	2,481	2,459	22
Class C	4,845	4,707	138
Class S	17,357	17,138	219
Institutional Class	5,610	—	1,215
	$45,547	$39,256	$1,896

In addition, for the year ended September 30, 2011, the Advisor agreed to reimburse the Fund $24,496 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2011
Class B	$17,501	$1,279
Class C	109,006	9,512
	$126,507	$10,791

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2011	Annual Effective Rate
Class A	$77,857	$16,093	$9,247	.19%
Class B	5,806	1,036	991	.20%
Class C	36,315	5,843	6,050	.21%
	$119,978	$22,972	$16,288

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2011 aggregated $7,237.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2011, the CDSC for Class B and Class C shares aggregated $5,064 and $2,229, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2011, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $24,936, of which $8,336 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2011.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2011, DWS Alternative Asset Allocation Plus Fund and DWS Select Alternative Allocation Fund held approximately 32% and 20% of the outstanding shares of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,948,959	$21,142,839	1,812,318	$18,161,914
Class B	30,936	337,742	87,500	873,517
Class C	486,824	5,281,505	656,628	6,609,931
Class S	1,757,634	18,882,740	1,166,461	11,671,409
Institutional Class	4,971,043	52,115,347	5,551,088	55,535,231
		$97,760,173		$92,852,002
Shares issued to shareholders in reinvestment of distributions
Class A	60,576	$654,981	32,459	$326,551
Class B	2,445	26,916	1,310	13,437
Class C	13,854	152,714	6,458	66,307
Class S	48,698	524,102	31,000	321,015
Institutional Class	359,844	3,863,566	186,203	1,858,324
		$5,222,279		$2,585,634
Shares redeemed
Class A	(1,315,782)	$(13,929,868)	(1,235,149)	$(12,350,814)
Class B	(93,346)	(1,011,583)	(105,617)	(1,066,828)
Class C	(456,961)	(4,898,662)	(513,507)	(5,175,757)
Class S	(1,397,482)	(14,613,925)	(935,632)	(9,340,732)
Institutional Class	(5,872,058)	(63,538,067)	(1,292,731)	(12,885,551)
		$(97,992,105)		$(40,819,682)
Net increase (decrease)
Class A	693,753	$7,867,952	609,628	$6,137,651
Class B	(59,965)	(646,925)	(16,807)	(179,874)
Class C	43,717	535,557	149,579	1,500,481
Class S	408,850	4,792,917	261,829	2,651,692
Institutional Class	(541,171)	(7,559,154)	4,444,560	44,508,004
		$4,990,347		$54,617,954

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Income Trust and the Shareholders of DWS Global Inflation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Inflation Fund (formerly DWS Global Inflation Plus Fund) (the "Fund") and its subsidiary at September 30, 2011, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts November 28, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $332,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 91% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which are generally exempt from state income tax.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,315,000 as capital gain dividends for its year ended September 30, 2011, of which 100% represents 15 % rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL INFLATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$69,998	$0	$0	$0
2010	$69,998	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2011